HORIZON ACTIVE ASSET ALLOCATION FUND

Class A Shares HASAX

Class I Shares HASIX

Class N Shares AAANX

Horizon Active Risk Assist(R) Fund

Class N Shares ARANX

Class A Shares ARAAX

each a series of AdvisorOne Funds

Supplement dated August 18, 2015

to the Statement of Additional Information dated August 11, 2015

Effective immediately, the following is added to the “Description of Securities, Other Investment Policies and Risk Considerations” section of the Statement of Additional Information:

OPTION COMBINATIONS. Each Fund may purchase or write put or call options in combinations, including, without limitation, spreads, straddles, strangles and collars. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In a “straddle”, a Fund makes a purchase and sale of the same number of puts and calls on the same underlying security, with the same maturity and same strike price. A Fund may also engage in “strangle” transactions, which are similar to straddles, but the puts and calls have different strike prices. When a Fund engages in these types of transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option. A Fund also may use option “collars”. A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. A Fund may also invest in a “reverse collar”, which is similar, but involves selling puts and buying calls on different strike prices. Certain option combinations, such as straddles, may be subject to special tax rules.

This Supplement, and the Prospectus and Statement of Additional Information both dated August 11, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 11, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7932.

Please retain this supplement for future reference.